UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Pandion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39381	83-3015614
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices, including Zip Code)

(617) 393-5925

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PAND	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2021, by Pandion Therapeutics, Inc., a Delaware corporation (“Pandion”), Pandion entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated February 24, 2021, with Merck Sharp & Dohme Corp., a New Jersey corporation (“Merck”), and Panama Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Merck (“Merger Sub”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer (the “Offer”) on March 4, 2021 to acquire all of the outstanding shares of Pandion common stock (the “Shares”) at an offer price of $60.00 per Share, net to the seller in cash, without interest and less any tax withholding (the “Offer Price”).

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., New York City time, on March 31, 2021 (such date, the “Expiration Date”), and the Offer was not extended. Computershare Trust Company N.A., in its capacity as the depositary for the Offer, has advised that, as of the expiration of the Offer, 27,770,123 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 88.6% of the sum of (a) all Shares then outstanding at the Expiration Date and (b) all Shares that Pandion would be required to issue upon the vesting (including vesting solely as a result of the consummation of the Offer), conversion, settlement or exercise of all then outstanding warrants, options, benefit plans, obligations or securities convertible or exchangeable into Shares, or other rights to acquire or be issued Shares, regardless of the conversion or exercise price or other terms and conditions thereof. The number of Shares tendered satisfied the Minimum Condition. As the Minimum Condition and each of the other conditions of the Offer have been satisfied, Merger Sub has accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Merger Sub with and into Pandion (the “Merger”) set forth in the Merger Agreement were satisfied, and on April 1, 2021, Merck completed its acquisition of Pandion by consummating the Merger without a meeting of stockholders of Pandion in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, with Pandion continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), Shares not purchased pursuant to the Offer (other than certain excluded Shares as described in the Merger Agreement) were converted into the right to receive the Offer Price. As a result of the Merger, Pandion became a wholly-owned subsidiary of Merck.

Pursuant to the Merger Agreement, immediately prior to the Effective Time, each unexpired and unexercised option to purchase Shares under any Pandion stock plan (each, a “Company Stock Option”), to the extent unvested, became fully vested and exercisable. At the Effective Time, each Company Stock Option was cancelled and converted into the right to receive a payment in cash equal to the product of (i) the total number of Shares subject to such Company Stock Option immediately prior to such cancellation and (ii) the excess, if any, of the Offer Price over the exercise price per Share subject to such Company Stock Option immediately prior to such cancellation.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Pandion’s Current Report on Form 8-K, filed with the SEC on February 25, 2021, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On April 1, 2021, Pandion (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Shares effective before the opening of trading on April 1, 2021 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. Pandion intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Pandion’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of Pandion, and Merck, as the direct parent of Merger Sub, acquired control of Pandion. To the knowledge of Pandion, there are no arrangements which may at a subsequent date result in a further change in control of Pandion.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Alan Crane, Carlo Rizzuto, Ph.D., Christopher Fuglesang, Ph.D., J.D., Daniel Becker, M.D., Ph.D., Donald Frail, Ph.D., Jill Carroll, Katina Dorton, J.D., Nancy Stagliano, Ph.D. and Rahul Kakkar, M.D. each resigned and ceased to be directors of Pandion and members of any committee of Pandion’s board of directors. These resignations were not a result of any disagreement between Pandion and the directors on any matter relating to Pandion’s operations, policies or practices.

Pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Rita A. Karachun, Caroline Litchfield, and Jon Filderman. The officers of Merger Sub immediately prior to the Effective Time were Rita A. Karachun, President, Caroline Litchfield, Senior Vice President and Treasurer, Timothy G. Dillane, Assistant Treasurer, Juanita Lee, Assistant Treasurer, Michael G. Schwartz, Assistant Treasurer, Jon Filderman, Secretary, and Kelly E.W. Grez, Assistant Secretary. Information regarding the new directors and executive officers has been previously disclosed in Schedule I of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Merck and Merger Sub with the SEC on March 4, 2021, as subsequently amended, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Pandion’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Second Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, Pandion’s by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated By-Laws”).

Copies of the Second Restated Certificate of Incorporation and the Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 24, 2021, among Pandion Therapeutics, Inc., Merck Sharp & Dohme Corp. and Panama Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Pandion’s Current Report on Form 8-K filed with the SEC on February 25, 2021).*

3.1	Second Restated Certificate of Incorporation of Pandion Therapeutics, Inc., dated April 1, 2021.

3.2	Amended and Restated By-Laws of Pandion Therapeutics, Inc., dated April 1, 2021.

*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pandion Therapeutics, Inc.

By:	/s/ Kelly Grez
Name:	Kelly Grez
Title:	Assistant Secretary

Dated: April 1, 2021